UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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American Locker Group Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN LOCKER GROUP INCORPORATED
815 South Main Street
Grapevine, Texas 76051

November 2, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of American Locker Group Incorporated to be held on Thursday, December 6, 2007, at 9:00 a.m., local time, at 815 South Main Street, Grapevine, Texas 76051.  Please find enclosed a notice to stockholders, a Proxy Statement describing the business to be transacted at the annual meeting, a proxy card for use in voting at the meeting and American Locker Group Incorporated’s Annual Report on Form 10-K for the year ended December 31, 2006.

Your vote is important, regardless of the number of shares you hold.  We hope that you will be able to attend the Annual Meeting, and we urge you to read the enclosed Proxy Statement before you decide to vote. Even if you do not plan to attend, please complete, sign, date and return the enclosed proxy card as soon as possible. It is important that your shares be represented at the meeting.

                                                                                                Very truly yours,

                                                                                                Edward F. Ruttenberg

                                                                                                Chairman, Chief Executive Officer,

                                                                                                Chief Operating Officer and Treasurer

YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to complete, sign, date and return, in the enclosed postage paid envelope, the enclosed proxy card as soon as possible. Returning your proxy will help us assure that a quorum will be present at the meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the meeting may vote in person, even if he or she has returned a proxy.

____________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD DECEMBER 6, 2007
____________

PLEASE TAKE NOTICE THAT the annual meeting (the “Annual Meeting”) of stockholders of American Locker Group Incorporated, a Delaware corporation (the “Company”), will be held on Thursday, December 6, 2007, at 9:00 a.m., local time, at the Company’s headquarters located at 815 South Main Street, Grapevine, Texas 76051, to consider and vote on the following matters:

•      the election of seven directors of the Company, each to serve until the annual meeting of the Company’s stockholders following the fiscal year ending December 31, 2007 and until his or her respective successor is elected and qualified, or until his or her earlier death, resignation or removal from office;

•      the ratification of the appointment of Travis, Wolff & Company, L.L.P. as the independent auditors for the Company for the fiscal year ending December 31, 2007; and

•      the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

These matters are more fully discussed in the attached Proxy Statement.

The close of business on October 26, 2007 (the “Record Date”), has been fixed as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. Only holders of record of shares of the Company’s common stock (the “Common Stock”) at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder at the Annual Meeting and at the Company’s offices at the address on this notice for any purpose germane to the Annual Meeting during ordinary business hours for the 10 days preceding the Annual Meeting.

Stockholders will need to register at the Annual Meeting in order to attend. You will need proof of your identity and proof of ownership of shares of Common Stock as of the Record Date in order to register.  If your shares are not registered in your name, you will need to bring to the Annual Meeting either a copy of an account statement or a letter from the broker, bank or other institution in which your shares are registered that shows your ownership as of the Record Date.

Your vote is important.  Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card as promptly as possible. You may revoke your proxy before the Annual Meeting as described in the Proxy Statement under the heading “Solicitation and Revocability of Proxies.”

By Order of the Board of Directors,

Edward F. Ruttenberg
Chairman, Chief Executive Officer,
Chief Operating Officer and Treasurer

Grapevine, Texas

November 2, 2007

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PROXY STATEMENT
____________

SOLICITATION AND REVOCABILITY OF PROXIES

The board of directors of American Locker Group Incorporated (the “Board of Directors”) requests your proxy for use at the Annual Meeting of the stockholders of the Company to be held on Thursday, December 6, 2007, at 9:00 a.m., local time, at the Company’s headquarters located at 815 South Main Street, Grapevine, Texas 76051, and at any adjournment or postponement thereof. By signing and returning the enclosed proxy card, you authorize the persons named on the proxy to represent you and to vote your shares at the Annual Meeting. This Proxy Statement and the form of proxy card were first mailed to stockholders of the Company on or about November 5, 2007.

This solicitation of proxies is made by the Board of Directors and will be conducted primarily by mail. Officers, directors and employees of the Company may solicit proxies personally or by telephone, telegram or other forms of electronic, wire or facsimile communication. The Company will not pay any compensation for the solicitation of proxies, but will reimburse banking institutions, brokerage firms, custodians, nominees and fiduciaries that hold Common Stock of record for their reasonable expenses incurred in forwarding solicitation materials to the beneficial owners of the Common Stock. All costs of the solicitation, including reimbursement of forwarding expenses, will be paid by the Company.

If you attend the Annual Meeting, you may vote in person. If you are not present at the Annual Meeting, your shares can be voted only if you have returned a properly signed proxy or if you are represented by another proxy. You may revoke your proxy at any time before it is exercised at the Annual Meeting if you:

(a)           sign and timely submit a later-dated proxy to the Secretary of the Company;

(b)           deliver written notice of revocation of the Proxy to the Secretary of the Company; or

(c)           attend the Annual Meeting and vote in person.

In the absence of any such proxy revocation, shares represented by the owners of Common Stock named on the proxies will be voted at the Annual Meeting.

VOTING AND QUORUM

Voting Stock.  The only outstanding voting securities of the Company are shares of Common Stock. As of the close of business on the Record Date, there were 1,549,516 shares of Common Stock outstanding and entitled to be voted at the Annual Meeting.

Proxy Voting.  Your vote is important.  Whether or not you plan to attend the Annual Meeting, please complete, sign and date the accompanying proxy card and return it in the enclosed prepaid envelope.  If your shares are held in “street name,” you should instruct your broker, bank or other nominee how to vote in accordance with the voting instruction form furnished to you by your broker, bank or other nominee.  If you attend the Annual Meeting, you may revoke your previously returned proxy and vote in person if you wish.

Record Date.  Only holders of our Common Stock on the close of business on October 26, 2007 are entitled to notice of, and to vote at, the Annual Meeting.  If you were a holder of record of our Common Stock on the Record Date, you can vote at the Annual Meeting on the election of directors and on the other proposal contained in this Proxy Statement.

Use of Proxies.  All shares of the Company’s Common Stock represented by properly executed proxies received before or at the Annual Meeting (and that are not revoked) will be voted as indicated in those proxies.  If no instructions are indicated on a returned proxy, the proxy will be voted “FOR” the Board of Directors nominees named in this Proxy Statement and “FOR” the ratification of Travis, Wolff & Company, L.L.P. as the Company’s independent registered public accounting firm for the 2007 fiscal year.

The Quorum Requirement.  Each outstanding share of Common Stock is entitled to one vote. In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares of Common Stock issued and outstanding and entitled to vote as of the Record Date must be represented at the Annual Meeting, either in person or by proxy. The presence, in person or by proxy, of such amount of shares of Common Stock at the Annual Meeting shall constitute a quorum. If a quorum is not present, in person or by proxy, at the Annual Meeting or any adjournment thereof, the Chairman of the Annual Meeting or the holders of a majority of the Common Stock entitled to vote who are present or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time without notice, other than an announcement at the Annual Meeting (unless the Board of Directors, after such adjournment, fixes a new record date for the adjourned meeting), until a quorum is present. At any such adjourned meeting at which a quorum is present, any business may be transacted that may have been transacted at the Annual Meeting had a quorum originally been present, except that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

Abstentions and broker non-votes will count in determining if a quorum is present at the Annual Meeting. A broker non-vote occurs when a broker or other nominee voting at the meeting in person or submitting a proxy votes on some matters on the proxy but not on others because the broker or nominee has not received voting instructions from the beneficial owner of the shares or does not have the authority to vote on the beneficial owner’s behalf.

Voting by Street Name Holders.  If you own shares held in “street name” by a broker, then the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions.  If you do not give instructions to the broker, the broker will nevertheless be entitled to vote the shares with respect to “discretionary” items but will not be permitted to vote the shares with respect to “non-discretionary” items (in which case, the shares will be treated as broker non-votes).

PROPOSAL ONE—ELECTION OF DIRECTORS

                The Company’s Board of Directors currently consists of seven directors.  There is only one class of directors, and each director elected at the Annual Meeting will serve until the next annual meeting of stockholders, or until his or her successor, if any, is duly elected and qualified.  The nominees for director this year are our seven current directors, Messrs. Edward F. Ruttenberg, Craig R. Frank, John E. Harris, Allen E. Tilley, James T. Vanasek and Anthony B. Johnston, and Dr. Mary A. Stanford.

Each of the nominees has confirmed that he or she will be able and willing to continue serving as a director if elected.  If any of the nominees becomes unable or unwilling to serve, your proxy will be voted for the election of a substitute nominee recommended by the current Board of Directors.

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. The seven nominees receiving the highest number of affirmative votes will be elected.  Accordingly, under Delaware law and the Company’s Certificate of Incorporation and Bylaws, abstentions and broker non-votes will not have any effect on the election of a particular director. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

The Board of Directors recommends that the stockholders vote “FOR” the election of Messrs. Edward F. Ruttenberg, Craig R. Frank, John E. Harris, Allen E. Tilley, James T. Vanasek and Anthony B. Johnston, and Dr. Mary A. Stanford.

PROPOSAL TWO — RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors (the “Audit Committee”) has selected Travis, Wolff & Company, L.L.P. (“Travis Wolff”) as the Company’s independent auditors for the fiscal year ending December 31, 2007.  Representatives of Travis Wolff are expected to be present at the Annual Meeting.

The Audit Committee has the responsibility for selecting the Company’s independent auditors, and stockholder ratification is not required.  However, the selection of Travis Wolff is being submitted to the stockholders for ratification at the Annual Meeting with a view towards soliciting the stockholders’ opinion, which the Audit Committee will take into consideration in future deliberations.  If the selection of Travis Wolff as the Company’s independent auditors is not ratified at the Annual Meeting, the Audit Committee will consider the engagement of other independent auditors without the approval of the Company’s stockholders whenever the Audit Committee deems termination necessary or appropriate.

Required Vote and Recommendation

Ratification of the selection of Travis Wolff as the Company’s independent auditors for the fiscal year ending December 31, 2007 requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.  Under Delaware law and the Company’s Certificate of Incorporation and Bylaws, an abstention will have the same legal effect as a vote against the ratification of Travis Wolff, and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the ratification.  Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Travis Wolff as the Company’s independent auditors for the fiscal year ending December 31, 2007.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the selection of Travis, Wolff & Company, L.L.P. as the Company’s independent auditors for the fiscal year ending December 31, 2007.

DIRECTORS

The following tables set forth certain information regarding the nominees for election as directors of the Company.  There are no family relationships between any directors and executive officers other than as indicated below.

Name of Nominee	Age	Title
Edward F. Ruttenberg	60	Chairman, Chief Executive Officer, Chief Operating Officer and Treasurer
Craig R. Frank	47	Director
John E. Harris	46	Director
Mary A. Stanford	47	Director
James T. Vanasek	37	Director
Anthony B. Johnston	47	Director
Allen E. Tilley	70	Director

Edward F. Ruttenberg.  Mr. Ruttenberg, 60, has been a director of the Company since 1996 and has been the Company’s Chairman and Chief Executive Officer since September 1998 and Chief Operating Officer and Treasurer since May 2005.

Craig R. Frank.  Mr. Frank, 47, has been a director of the Company since March 2006 and is a member of the Executive Compensation—Stock Option Committee and the Nominating and Governance Committee. From 2000 to 2002, Mr. Frank was the Chief Executive Officer of Tudog Creative Business Consulting, a business consulting firm. Mr. Frank has served as Chief Executive Officer of Tudog International Consulting, also a business consulting firm, since 2002.

John E. Harris.  Mr. Harris, 46, has been a director of the Company since July 2005 and is a member of the Executive Compensation—Stock Option and Nominating and Governance Committees. Since August 2006, Mr. Harris has been a Vice President of United States Trust Company, an investment management company. Mr. Harris has served as Principal of Harris Capital Advisors, a consulting, investment analysis and private equity financing firm, from 2001 through August 2006. Mr. Harris also served as Vice President of Emerson Partners, a real estate private equity fund, from 2001 to 2003. Prior to that, Mr. Harris was a partner at SunTx Capital Partners, a private investment firm, from 2000 to 2001.

Mary A. Stanford.  Dr. Stanford, 47, has been a director of the Company since July 2005 and is a member of the Audit, Executive Compensation—Stock Option and Nominating and Governance Committees. Dr. Stanford has been a Professor of Accounting at the Neeley School of Business at Texas Christian University since 2002. Dr. Stanford previously was an Associate Professor of Accounting at Syracuse University from 1999 to 2002.

James T. Vanasek.  Mr. Vanasek, 37, has been a director of the Company since July 2005 and is a member of the Audit Committee. Mr. Vanasek has served as Principal of VN Capital Management, LLC, a private hedge fund, since 2002. Prior to that, Mr. Vanasek was an investment banking associate at JPMorgan.

Anthony B. Johnston.  Mr. Johnston, 47, was appointed as a director of the Company on February 13, 2007 and is a member of the Audit and Nominating and Governance Committees. Mr. Johnston has over 20 years of public company experience in both the manufacturing and service sectors. Since October 1996, Mr. Johnston has been a Senior Vice President with The Westaim Corporation located in Calgary, Alberta, Canada. Prior to joining Westaim, Mr. Johnston was a Vice President with a major international airline.

Allen E. Tilley.  Mr. Tilley, 70, was appointed as a director of the company in October 2007.  From September 2006 through the present, Mr. Tilley has served as an adjunct professor at Southern Methodist University’s School of Engineering.  From 1998 through December 2006, Mr. Tilley was the President and CEO of Schubert Packaging Systems, a robotic packaging machine subsidiary of a German-based packaging machine manufacturer, and from 1997 served as a consultant to the Schubert companies prior to assuming his current role.  Prior to that, Mr. Tilley has been an independent consultant and served in various executive positions with Frito Lay and

Pepsi Foods International, both of which are divisions of PepsiCo.  Mr. Tilley holds a bachelor of science from Kansas State University and a masters of business administration from Southern Methodist University.

Director Compensation

The following table sets forth certain information with respect to the compensation of all members of the Board of Directors for the year ended December 31, 2006:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation	Total ($)
Edward F. Ruttenberg	—	—	—	—	—	—
Alan H. Finegold (1)	7,007	2,993	—	—	—	10,000
Craig R. Frank	5,750	750	—	—	—	6,500
John E. Harris	7,007	2,993	—	—	—	10,000
Harold S. Rabin (1)	7,007	2,993	—	—	—	10,000
Mary A. Stanford	10,007	2,993	—	—	—	13,000
James T. Vanasek	7,007	2,993	—	—	—	10,000
Anthony B. Johnston (2)	—	—	—	—	—	—
Allen E. Tilley (3)	—	—	—	—	—	—

 __________________

(1)           Resigned as a director in January 2007.

(2)           Appointed as a director in February 2007.

(3)           Appointed as a director in October 2007.

During the year ended December 31, 2006, each director who was not a salaried employee of the Company was paid an annual base director fee of $8,000, payable quarterly at the end of each calendar quarter. $5,000 of that amount was payable in cash, and the remaining $3,000 was paid in the form of unregistered shares of the Company’s Common Stock, as valued on the basis of the closing price thereof on the last business day of the calendar quarter for which such shares were issued. In recognition of the additional responsibilities and time commitment associated with the position, the chairperson of the Audit Committee received an additional fee of $3,000 on an annual basis, payable quarterly in cash at the end of each calendar quarter. Each director received $500 for each meeting of the Board of Directors attended in person or by conference telephone, payable quarterly in cash at the end of each calendar quarter. No director received additional compensation for attendance at any meeting of any committee of the Board of Directors.

Effective January 1, 2007, each director who was not a salaried employee of the Company will be paid an annual base director fee of $8,000, payable quarterly at the end of each calendar quarter. In recognition of the additional responsibilities and time commitment associated with the position, the chairperson of the Audit Committee will receive an additional fee of $3,500 on an annual basis, payable quarterly in cash at the end of each calendar quarter. Each director will continue to receive $500 for each meeting of the Board of Directors attended in person or by conference telephone, payable quarterly in cash at the end of each calendar quarter. No director will receive additional compensation for attendance at any meeting of any committee of the Board of Directors.

Term of Office

The Company’s Certificate of Incorporation provides for one class of directors comprising the Board of Directors. Directors serve from the time they are duly elected and qualified until the next annual meeting of stockholders or their earlier death, resignation or removal from office.

MEETINGS AND COMMITTEES OF DIRECTORS

The Board of Directors had four meetings during the fiscal year ended December 31, 2006.  The Board of Directors has three standing committees: the Audit Committee; the Executive Compensation—Stock Option Committee; and the Nominating and Governance Committee.  Each committee member is appointed by the Board of

Directors and is “independent” as defined under NASDAQ rules and applicable rules and regulations of the Securities and Exchange Commission (the “SEC”).  During the fiscal year ended December 31, 2006, no director attended less than 75% of the aggregate number of meetings of the Board of Directors and the number of committee meetings of which each director is a part.

It is the Company’s policy that each member of the Board of Directors attends the Annual Meeting of the Company’s stockholders. All members of the Board of Directors were in attendance at the 2005 annual meeting of the Company’s stockholders, which was the last annual meeting of the Company’s stockholders that was held.

Audit Committee

The Audit Committee is appointed by the Board of Directors to assist the Board of Directors with carrying out its duties.  The primary function of the Audit Committee is to provide assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community and others relating to:

•      the integrity of the Company’s financial statements;

•      the Company’s compliance with legal and regulatory requirements;

•      the qualifications and independence of the Company’s independent registered public accounting firm; and

•      the performance of the Company’s internal audit function and its independent registered public accounting firm.

The role and other responsibilities of the Audit Committee are governed by an Amended and Restated Audit Committee Charter, which is attached as Appendix A to this Proxy Statement.

The Audit Committee consists of three directors: James T. Vanasek, Mary A. Stanford and Anthony B. Johnston, with Dr. Stanford serving as chairperson. All members of the Audit Committee are “independent” as defined under NASDAQ and SEC rules and regulations, and each member of the Audit Committee is able to read and understand fundamental financial statements, including balance sheets, income statements and cash flow statements.  The Board of Directors has determined that Mr. Vanasek qualifies as an “audit committee financial expert” as defined by SEC regulations.  The Audit Committee met six times during fiscal 2006.

Executive Compensation — Stock Option Committee

The Executive Compensation — Stock Option Committee’s (the “Compensation Committee”) purpose is to assist the Board of Directors in determining the compensation of directors and senior management and administering the Company’s benefit plans.  The Compensation Committee is composed of three directors: Craig R. Frank, John E. Harris and Mary A. Stanford, with Mr. Harris serving as chairman.  All members of the Compensation Committee are “independent” as defined under NASDAQ and SEC rules and regulations.  The Compensation Committee met four times during fiscal 2006.   The Compensation Committee has a written charter describing its duties and powers, which was included as an attachment to the Company’s proxy statement for its 2005 annual meeting.

Nominating and Governance Committee; Nominating Procedures

The Nominating and Governance Committee actively seeks and identifies individuals qualified to become members of the Board of Directors, consistent with criteria approved by the Board of Directors, and selects the nominees for election as a member of the Board of Directors. The Nominating and Governance Committee also selects the membership composition of the committees of the Board of Directors. Only directors who meet the independence standards set by NASDAQ and the SEC are permitted to serve on the Nominating and Governance Committee. The Nominating and Governance Committee does not have a written charter.

The Nominating and Governance Committee reviews with the full Board of Directors at least annually the qualifications of new and existing members of the Board of Directors, considering the level of independence of individual members, together with such other factors as the Board of Directors deems appropriate, including overall skills and excellence, to ensure the Company’s ongoing-compliance with the independence and other standards set by NASDAQ and the SEC.

The Nominating and Governance Committee is composed of four directors: Craig R. Frank, John E. Harris, Mary A. Stanford and Anthony B. Johnston, with Mr. Harris serving as chairman.  All members of the Nominating and Governance Committee are “independent” as defined under NASDAQ and SEC rules and regulations.  The Nominating and Governance Committee met one time during fiscal 2006.

The Nominating and Governance Committee will consider candidates proposed by the stockholders of the Company, taking into consideration the needs of the Board of Directors and the candidate’s qualifications. To have a candidate considered by the Nominating and Governance Committee, a stockholder must submit the recommendation in writing and must include the following information:

•      the name and address of the proposed candidate;

•      the proposed candidates resume or a list of his or her qualifications to be a director of the Company;

•      a description of what would make such person a good addition to the Board of Directors;

•      a description of any relationship that could affect such person’s qualifying as an independent director, including identifying all other public company board of directors and committee memberships;

•      a confirmation of such person’s willingness to serve as a director if selected by the independent directors and the Board of Directors;

•      the name of the stockholder submitting the name of the proposed candidate, together with information as to the number of shares owned and the length of time of ownership; and

•      any information about the proposed candidate that, under the SEC’s proxy rules, would be required to be included in the Company’s proxy statement if such person were a nominee.

The stockholder recommendation and information described above must be sent to the Company’s Secretary at 815 South Main Street, Grapevine, Texas 76051, and, in order to allow for timely consideration, must be received not less than 120 days in advance of the anniversary date of the release of the proxy statement for the most recent annual meeting of stockholders.

Once a person has been identified by the Nominating and Governance Committee as a potential candidate, the Nominating and Governance Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. Generally, if the person expresses a willingness to be considered and to serve on the Board of Directors, and the Nominating and Governance Committee believes that the candidate has the potential to be a contributing member of the Board of Directors, the Nominating and Governance Committee would seek to gather additional information from or about the candidate, including through one or more interviews, as appropriate, and a review of his or her accomplishments and qualifications generally, including in light of any other candidates that the Nominating and Governance Committee may be considering. The evaluation process does not vary based on whether the candidate is recommended by a stockholder.

Stockholder Communications with the Board

The Board of Directors has established a process to receive communications from stockholders and other interested parties. To communicate with the Board of Directors, any individual director or any group or committee of the Board of Directors, correspondence should be addressed to the Board of Directors or such individual or group or committee and sent “c/o Corporate Secretary” at 815 South Main Street, Grapevine, Texas 76051.

Communications sent in this matter will be reviewed by the office of the Corporate Secretary for the sole purpose of determining whether the contents represent a message to one or more of the Company’s directors.

EXECUTIVE OFFICERS

The following table sets forth information regarding the executive officers of the Company:

Name	Age	Title
Edward F. Ruttenberg	60	Chairman, Chief Executive Officer, Chief Operating Officer and Treasurer
Paul M. Zaidins	40	Chief Financial Officer

The executive officers named above were appointed by the Board of Directors to serve in such capacities until their respective successors have been duly appointed and qualified, or until their earlier death, resignation or removal from office. Biographical information on Mr. Ruttenberg is set forth previously in this Proxy Statement under the heading “Directors.”

Paul M. Zaidins.  Mr. Zaidins was named the Company’s Chief Financial Officer in August 2007 and prior to that served as Controller since November 2006. Prior to joining the Company, he was a Managing Director for the investment banking firm Lane-Link Group from 2004 to 2006. Prior to 2004, he owned and operated specialty retail stores and was Managing Director for the investment banking firm ECDI Capital. He has been a certified public accountant since 1992.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee is responsible for all aspects of executive compensation of the Company. It determines levels of executive compensation for each of the two principal executive officers of the Company and administers the Company’s 1999 Stock Incentive Plan and the Company’s 1988 Stock Incentive Plan. Following its deliberations, the Compensation Committee makes periodic reports to the entire Board of Directors. The following discussion provides information necessary to an understanding of the compensation decisions made by the Compensation Committee concerning our named executive officers.

Compensation Philosophy—The Company’s overall executive compensation objective is to attract and retain qualified executive officers by compensating them at levels comparable to those at similar businesses. The Company’s compensation program for executive officers consists of four components that the Company believes are necessary for the achievement of this stated goal:

(1)	base salary;

(2)	participation in bonus distributions;

(3)	participation in other welfare and benefit plans available to employees of the Company and its subsidiaries generally; and

(4)	participation in the 1999 Stock Incentive Plan.

Salary—The Compensation Committee reviews and, if appropriate, revises salary levels annually for the two named executive officers of the Company. Salary adjustments made by the Compensation Committee generally become effective January 1 of each fiscal year.

Executive officer salaries are determined in light of individual performance and how their performance compares to the objectives and goals set forth at the beginning of each year, corporate performance and corporate salaries of executives at comparable companies. In fixing the Chief Executive Officer’s salary, the Compensation Committee also considers his effectiveness in achieving expansion and growth objectives of the Company.

Bonus Distribution—The executive officers, on an annual basis at the end of each fiscal year, allocate discretionary bonuses to key employees of the Company. These bonuses are drawn from a pool established at the time by the executive officers based on factors including the operating results of the Company for such fiscal year. The Chief Executive Officer makes his determinations known to the Compensation Committee for all eligible employees. Decisions as to the amount of any such bonus to the two principal executive officers is determined by the Compensation Committee based on data submitted to it regarding individual performance and how their performance compares to the objectives and goals set forth at the beginning of each year. The bonuses are paid in cash.

Other Plans—The Company maintains other pension benefit and welfare plans for employees of the Company and its subsidiaries, including a defined benefit plan, a 401(k) plan, medical, disability and life insurance plans. Executive officers participate in these plans on a non-preferential basis.

1999 Stock Incentive Plan—The Stockholders of the Company adopted the 1999 Stock Incentive Plan in May 1999 to recruit and retain highly qualified managers, consultants and staff. The Compensation Committee administers the Plan, which includes directing the amount of stock options awarded, selecting the persons to receive stock option awards, determining the terms, provisions and exercise prices for the stock options. The actual amount earned by any individual who receives stock options is determined by the performance of the Company’s stock. The Compensation Committee uses the level of responsibility of an individual as a guideline to establish the size of stock option awards. Please see the detailed discussion of the 1999 Stock Incentive Plan in the narrative disclosure under the “Summary Compensation Table” heading below.

Compensation of Chief Executive Officer—Mr. Ruttenberg’s compensation is based on the same philosophy and policies for all executive officers and includes the same components as the executive officers. In January 2006, to assure Mr. Ruttenberg’s continued service to the Company, he and the Company entered into an employment agreement with a three-year term, subject to termination in accordance with its provisions. For more detail concerning Mr. Ruttenberg’s employment agreement, please see the narrative disclosure under the “Summary Compensation Table” heading below. The Compensation Committee believes that Mr. Ruttenberg’s compensation is reasonable, competitive and fair.

Deductibility of Executive Compensation—Section 162(a) of the Internal Revenue Code of 1986, as amended (the “Code”), imposes limits on tax deductions for annual compensation paid to a chief executive officer and other highly compensated officers unless the compensation qualifies as “performance-based” or is otherwise exempt under the law. The current levels of compensation of the executive officers of the Company are substantially below the levels at which the limitations of Section 162 are applicable. In the event that levels of compensation rise such that Section 162 should become applicable, the Compensation Committee intends to comply with the limitations of Section 162 unless such compliance is determined by the Compensation Committee not to be in the best interest of the Company at such time.

Summary Compensation Table

The following information is given for 2006, 2005 and 2004 with respect to the compensation that was paid or accrued for services in such years, or that was paid in such years for services in prior years but not included in the remuneration table in prior years’ proxy statements, for each of the executive officers of the Company as of December 31, 2006.

Annual Compensation
Name and Principal Positions	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)
Edward F. Ruttenberg Chairman, Chief Executive Officer, Chief Operating Officer and Treasurer	2004 2005 2006	196,812 155,812 160,000	140,000 140,000 —	541 473 480	(3) (3) (3)
Paul M. Zaidins Chief Financial Officer(1)	2004 2005 2006	— — 16,740	— — —	— — —
Ronald Cronin Chief Financial Officer(2)	2004 2005 2006	— 19,038 26,308	— — —	— — —

 ______________________

(1)

Mr. Zaidins became the Company’s Chief Financial Officer in August 2007. Salary amounts for 2006 reflect salary received by Mr. Zaidins in his role as the Company’s Controller, to which Mr. Zaidins was appointed in November 2006.

(2)	Mr. Cronin became the Company’s Chief Financial Officer effective December 15, 2005. Mr. Cronin resigned his position as the Company’s Chief Financial Officer on March 17, 2006.

(3)	Consists of the Company’s employer matching contribution to the 401(k) plan.

Employment Agreements

Mr. Ruttenberg is the only executive officer who has an employment agreement (the “Employment Agreement”). Mr. Ruttenberg’s Employment Agreement provides for a term of three years beginning January 3, 2006, subject to termination in accordance with its terms. Under the Employment Agreement, Mr. Ruttenberg is paid a base annual salary in an amount of no less than $160,000, plus an annual bonus to the extent authorized by the Company’s Board of Directors. Mr. Ruttenberg is entitled to participate in any benefit programs maintained by the Company for full-time salaried employees generally. The Employment Agreement also contains customary covenants regarding nondisclosure of confidential information and non-competition restrictions.

If the Employment Agreement is terminated as a result of Mr. Ruttenberg’s death, disability or retirement, Mr. Ruttenberg or his estate, as applicable, will be entitled to payment of (i) his base salary for the entire calendar month in which the termination takes place and for a period of 12 months commencing with the beginning of the month immediate following the month in which the termination takes place and (ii) any annual bonus, prorated through the date of the termination. If Mr. Ruttenberg terminates the Employment Agreement for “good reason,” Mr. Ruttenberg will be entitled to payment of (i) his base salary for the entire calendar month in which the termination takes place and for the period thereafter through December 31, 2008 and (ii) any annual bonus, prorated through the date of the termination. If the Company terminates the Employment Agreement for “cause,” Mr. Ruttenberg will be entitled only to payment of his base salary for the entire calendar month in which the termination takes place. If the Employment Agreement is terminated after December 31, 2008 for any other reason, Mr. Ruttenberg will be entitled to payment of (i) his base salary for the entire calendar month in which the termination takes place and (ii) any annual bonus, prorated through the date of the termination.

1999 Stock Incentive Plan

In May 1999, the stockholders of the Company approved the American Locker Group Incorporated 1999 Stock Incentive Plan (the “1999 Plan”).

Administration.  The 1999 Plan is administered by the Compensation Committee. The Compensation Committee has the sole discretion to interpret the 1999 Plan, establish and modify administrative rules, impose conditions and restrictions on awards, and take such other actions as it deems necessary or advisable. In addition, the full Board of Directors of the Company can perform any of the functions of the Compensation Committee under the 1999 Plan.

Amount of Stock.  The 1999 Plan provides for awards of up to 150,000 shares of Common Stock. The number and kind of shares subject to outstanding awards, the purchase price for such shares and the number and kind of shares available for issuance under the 1999 Plan is subject to adjustments, in the sole discretion of the Compensation Committee, in connection with the occurrence of mergers, recapitalizations and other significant corporate events involving the Company. The shares to be offered under the 1999 Plan will be either authorized and unissued shares or issued shares that have been reacquired by the Company.

Eligibility and Participation.  The participants under the 1999 Plan will be those employees and consultants of the Company or any subsidiary who are selected by the Compensation Committee to receive awards, including officers who are also directors of the Company or its subsidiaries. Approximately five persons will initially be eligible to participate. No participant can receive awards under the 1999 Plan in any calendar year in respect of more than 15,000 shares of Common Stock.

Amendment or Termination.  The 1999 Plan has no fixed expiration date. The Compensation Committee will establish expiration and exercise dates on an award-by-award basis. However, for the purpose of awarding incentive stock options under Section 422 of the Code (“incentive stock options”), the 1999 Plan will expire ten years from its effective date of May 13, 1999.

Stock Options.  The Compensation Committee may grant to a participant incentive stock options, options that do not qualify as incentive stock options (“non-qualified stock options”) or a combination thereof. The terms and conditions of stock option grants including the quantity, price, vesting periods, and other conditions on exercise will be determined by the Compensation Committee. Incentive stock option grants shall be made in accordance with Section 422 of the Code.

The exercise price for stock options will be determined by the Compensation Committee at its discretion, on condition that the exercise price per share for each stock option shall be at least equal to 100% of the fair market value of one share of Common Stock on the date when the stock option is granted.

Upon a participant’s termination of employment for any reason, any stock options that were not exercisable on the participant’s termination date will expire, unless otherwise determined by the Compensation Committee.

Upon a participant’s termination of employment for reasons other than death, disability or retirement, the participant’s stock options will expire on the date of termination, unless the right to exercise the options is extended by the Compensation Committee at its discretion. In general, upon a participant’s termination by reason of death or disability, stock options that were exercisable on the participant’s termination date (or that are otherwise determined to be exercisable by the Compensation Committee) may continue to be exercised by the participant (or the participant’s beneficiary) for a period of twelve months from the date of the participant’s termination of employment, unless extended by the Compensation Committee. Upon a participant’s termination by reason of retirement, stock options that were exercisable upon the participant’s termination date (or that are otherwise determined to be exercisable by the Compensation Committee) may continue to be exercised by the participant for a period of three months from the date of the participant’s termination of employment, unless extended by the Compensation Committee. If upon the disability or retirement of the participant, the participant’s age plus years of continuous service with the company and its affiliates and predecessors (as combined and rounded to the nearest month) equals 65 or more, then all of the participant’s options will be exercisable on the date of such disability or retirement for the exercise period stated above. In no event, however, may the options be exercised after the scheduled expiration date of the options.

Subject to the Compensation Committee’s discretion, payment for shares of Common Stock on the exercise of stock options may be made in cash, by the delivery (actually or by attestation) of shares of Common Stock held by the participant for at least six months prior to the date of exercise, a combination of cash and shares of Common Stock, or in any other form of consideration acceptable to the Compensation Committee (including one or more “cashless” exercise forms).

Stock Appreciation Rights.  Stock appreciation rights (“SARs”) may be granted by the Compensation Committee to a participant either separate from or in tandem with non-qualified stock options or incentive stock options. SARs may be granted at the time of the stock option grant or, with respect to non-qualified stock options, at any time prior to the exercise of the stock option. An SAR entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of Common Stock on the exercise date over the SAR exercise price, times (ii) the number of shares of Common Stock with respect to which the SAR is exercised.

The exercise price of an SAR is determined by the Compensation Committee, but in the case of SARs granted in tandem with stock options, may not be less than the exercise price of the related stock option. Upon exercise of a SAR, payment will be made in cash or shares of Common Stock, or a combination thereof, as determined at the discretion of the Compensation Committee.

Change in Control.  In the event of a change in control of the Company, all stock options and SARs will immediately vest and become exercisable. In general, events that constitute a change in control include: (i) acquisition by a person of beneficial ownership of shares representing 30% or more of the voting power of all classes of stock of the Company; (ii) during any year or period of two consecutive years, the individuals who at the beginning of such period constitute the Board no longer constitute at least a majority of the Board; (iii) a reorganization, merger or consolidation; or (iv) approval by the stockholders of the Company of a plan of complete liquidation of the Company.

No options were granted or exercised in fiscal 2006 under the 1999 Plan.

Grants of Plan Based Awards

There were no grants of plan based awards to any of our named executive officers during the year ended December 31, 2006.

Outstanding Equity Awards

The following table shows certain information regarding outstanding equity awards as of December 31, 2006 for the Company’s named executive officers:

	Number of Securities Underlying Unexercised Options (#)		Equity Incentive Plan Awards: Number of Securities
Name	Exercisable	Unexercisable	Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date
Edward F. Ruttenberg	10,000 5,000 10,000	— — —	— — —	8.88 6.50 7.25	05/13/09 11/18/09 03/02/10
Paul M. Zaidins	—	—	—	—	—

Option Exercises and Stock Vested

There were no options exercised by any of the Company’s named executive officers during the year ended December 31, 2006. There are no stock awards outstanding.

Pension Benefits

The Company’s pension plans for salaried employees (U.S. and Canadian) provide for an annual pension upon normal retirement computed under a career average formula, presently equal to 2% of an employee’s eligible lifetime earnings, which includes salaries, commissions and bonuses. The following table sets forth certain benefits information applicable to our named executive officers under our pension plans. See Note 8 to the Company’s consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 for additional information about the Company’s decision in May 2005 to freeze its obligations under the defined benefit plan for United States employees such that after July 15, 2005, no benefits will accrue under this plan.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of accumulated benefit ($)	Payments During Last Fiscal Year
Edward F. Ruttenberg	U.S. Pension Plan	6.75	228,500	—
Paul M. Zaidins	—	—	—	—
Ronald Cronin	—	—	—	—

(1)           Pension benefit amounts listed in the table are not subject to deduction for Social Security benefits.

Effective February 1, 1999, the Company established a 401(K) Plan under which it matches employee contributions at the rate of $.10 per $1.00 of employee contributions up to 10% of employee’s wages.

Potential Payments upon Termination or Change-in-Control

Mr. Ruttenberg is the only executive officer who has an employment agreement. If his Employment Agreement is terminated as a result of Mr. Ruttenberg’s death, disability or retirement, Mr. Ruttenberg or his estate, as applicable, will be entitled to payment of (i) his base salary for the entire calendar month in which the termination takes place and for a period of 12 months commencing with the beginning of the month immediate following the month in which the termination takes place and (ii) any annual bonus, prorated through the date of the termination. If Mr. Ruttenberg terminates his Employment Agreement for “good reason,” Mr. Ruttenberg will be entitled to payment of (i) his base salary for the entire calendar month in which the termination takes place and for the period thereafter through December 31, 2008 and (ii) any annual bonus, prorated through the date of the termination. If the Company terminates his Employment Agreement for “cause,” Mr. Ruttenberg will be entitled only to payment of his base salary for the entire calendar month in which the termination takes place. If his Employment Agreement is terminated after December 31, 2008 for any other reason, Mr. Ruttenberg will be entitled to payment of (i) his base salary for the entire calendar month in which the termination takes place and (ii) any annual bonus, prorated through the date of the termination.

The following table sets forth the value of the payments and the benefits receivable by Mr. Ruttenberg under his Employment Agreement in connection with a termination or change in control:

Executive Benefits and Payments	Involuntary Termination for “Cause”	Voluntary Termination for “Good Reason”	Any Other Termination	Disability	Change in Control
Salary	$13,333	$320,000	$320,000	$160,000	—
Bonus	—	—	—	—	—
401(K) Match	—	—	—	—	—
Health Insurance	—	—	—	—	—
Other Benefits	—	—	—	—	—

Mr. Zaidins and the Company have entered into a separation agreement that will govern the terms of certain circumstances in the event that Mr. Zaidins’ relationship with the Company is ended. Pursuant to his separation agreement, Mr. Zaidins is entitled to receive, upon termination of his employment for any reason, other than death or disability, separation payments in an amount equal to his then-current base salary for a specified period, computed as one month for each full year during which he has been employed by the Company (not to be shorter than two months nor longer than 12 months). However, if termination of employment arises as a result of a change of control, the period during which he is entitled to receive separation payments shall be computed as two months for each full year during which he has been employed by the Company (not to be shorter than four months nor longer than 24 months). All separation payments are payable in accordance with the Company’s regular payroll procedures over the length of the separation period.

The following table sets forth the value of the payments and the benefits receivable by Mr. Zaidins under his separation agreement in connection with a termination or change in control:

Executive Benefits and Payments	Involuntary Termination for “Cause”	Voluntary Termination for “Good Reason”	Any Other Termination	Disability	Change in Control
Salary	$23,400	—	—	—	$46,800
Bonus	—	—	—	—	—
401(K) Match	—	—	—	—	—
Health Insurance	—	—	—	—	—
Other Benefits	—	—	—	—	—

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee consists of three members, Craig R. Frank, John E. Harris and Mary A. Stanford, all of whom are independent, non-employee directors. No member of the Compensation Committee is an officer or employee of the Company. No member of the Compensation Committee has a current or prior relationship, and no officer who is a statutory insider of the Company has a relationship to any other company, required to be described under the SEC’s rules relating to disclosure of executive compensation.

AUDIT COMMITTEE REPORT

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company’s Annual Report on Form 10-K for 2006 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The  Audit  Committee reviewed with Travis Wolff, the independent registered public accounting firm responsible for expressing their opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality, not just the acceptability of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under Standards of the Public Company Accounting Oversight Board (United States).  In addition, the Audit Committee received the written disclosures and the letter from Travis Wolff required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and discussed with Travis Wolff its independence from management and the Company.

The Audit Committee discussed with Travis Wolff the overall scope and plans for its audit. The Audit Committee meets with the Company’s independent registered public accounting firm, without management present, to discuss the results of its examination, its evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee held six such meeting during 2006.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the SEC.

THE AUDIT COMMITTEE
Mary A. Stanford, Chairperson
Anthony B. Johnston
James T. Vanasek

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has selected Travis Wolff as the independent accountants of the Company for the fiscal year ending December 31, 2007. Representatives of Travis Wolff are expected to be present at the Annual

Meeting and are expected to be available to respond to questions.  They will also be afforded an opportunity to make a statement if they desire to do so.

Previously, the Audit Committee of the Board of Directors of the Company appointed Travis Wolff as the independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries for the fiscal years ended December 31, 2006 and 2005. Prior to Travis Wolff’s appointment, the Company engaged Schneider Downs & Co., Inc. (“Schneider Downs”) as the independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2004. Schneider Downs resigned as the Company’s independent registered public accounting firm effective August 26, 2005.

The report issued by Schneider Downs on the Company’s financial statements for the fiscal year ended December 31, 2004 did not contain any adverse opinion or a disclaimer of opinion, or any qualification or modification as to uncertainty, audit scope or accounting principles.

                During the Company’s fiscal year ended December 31, 2004 and through August 26, 2005, there were no disagreements with Schneider Downs on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that, if not resolved to the satisfaction of Schneider Downs, would have caused Schneider Downs to make reference to the subject matter of the disagreement in connection with its reports.

The following table presents approximate aggregate fees and other expenses for professional services rendered by Travis Wolff for the audit of the Company’s annual financial statements for the years ended December 31, 2006 and 2005 and fees and other expenses for other services rendered during those periods. As the Company has received invoices from Travis Wolff relating to work performed on the 2006 financial statements after the Company’s Annual Report on Form 10-K was filed, the figures presented below differ from those shown in the Annual Report on Form 10-K and more accurately represent the aggregate fees paid to Travis Wolff for such services.

	2006	2005
Audit fees	$210,000	$426,000
Audit-related fees	—	39,000
Tax fees	30,000	31,000
All other fees	—	—
Total	$240,000	$496,000

Audit Fees

Audit fees in 2006 and 2005 relate to services rendered in connection with the audit of the Company’s consolidated financial statements. Audit fees in 2005 include the quarterly review of the financial statements included in the Company’s Form 10-Q for its third fiscal quarter.

Audit-Related Fees

Audit-related fees in 2006 and 2005 include fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are not reported under the caption “Audit Fees” above. Audit-related fees in 2005 relate to services rendered in connection with the audits of the Company’s employee benefit plans.

Tax Fees

Tax fees in 2006 and 2005 include fees for services with respect to tax compliance, tax advice and tax planning.

Other Fees

There were no other fees in 2006 or 2005.

Pre-Approval Policies and Procedures

The Audit Committee considered whether the provision of all of the services described above were compatible with the Company’s policies and maintaining the auditor’s independence, and has determined that such services for 2006 and 2005 were compatible with the Company’s policies and maintaining the auditor’s independence. All services described above were pre-approved by the Audit Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Alan H. Finegold, a director of the Company through January 2007, was paid $280,000, $197,000, and $20,000 for consulting and legal services to the Company in 2006, 2005 and 2004, respectively. Consulting services were provided pursuant to a consulting arrangement that was terminated in 2005. Amounts due Mr. Finegold and included in accounts payable at December 31, 2006 and 2005 totaled $28,000 and $32,000, respectively. Mr. Finegold resigned as a director of the Company effective January 2, 2007.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The table below shows the beneficial ownership, as of the Record Date, of the Company’s Common Stock by each person or group known by the Company to beneficially own more than 5% of the outstanding Common Stock, each of the directors and the Company’s named executive officers (identified above under the heading “Summary Compensation Table”), and all of the Company’s directors and named executive officers as a group. In addition to the 1,549,516 shares of common stock outstanding on the Record Date, this table also gives effect to shares that may be acquired pursuant to options, warrants or convertible securities within 60 days after such date.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percentage of Outstanding Shares
Santa Monica Partners, L.P.(2)	136,159		8.8%
1865 Palmer Avenue
Larchmont, New York 10538
VN Capital Fund I, L.P.(3)	121,508		7.8%
198 Broadway, Suite 406
New York, New York 10038
Edward F. Ruttenberg	87,841	(4)	5.7%
Paul M. Zaidins	12,000	(5)	*
Craig R. Frank	150		*
John E. Harris	644		*
Anthony B. Johnston	—		—
Mary A. Stanford	644		*
James T. Vanasek	122,152	(6)	7.9%
Allen E. Tilley	—		—
All directors and executive officers as a group (8 individuals)	223,431		14.4%

*	Represents beneficial ownership of less than 1%.

(1)	Unless otherwise identified, the address of each listed individual is c/o American Locker Group Incorporated, 815 South Main Street, Grapevine, TX 76051.

(2)

The general partner of Santa Monica Partners, L.P. is SMP Asset Management LLC. Lawrence J. Goldstein is the President and sole owner of SMP Asset Management, and may be deemed to beneficially own these shares. Mr. Goldstein disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. The amount listed does not include 4,288 shares owned directly by Mr. Goldstein and

7,800 shares owned by L.J. Goldstein Company Incorporated Pension Plan. Mr. Goldstein serves as Trustee of the L.J. Goldstein Company Incorporated Pension Plan.

(3)

The general partners of VN Capital Fund I, L.P. are VN Capital Management, LLC and Joinville Capital Management, LLC. VN Capital Management, LLC and Joinville Capital Management, LLC are Delaware limited liability companies formed to be the general partners of VN Capital Fund I, L.P. James T. Vanasek, a member of the Company’s board of directors, and Patrick Donnell Noone are the Managing Members of VN Capital Management, LLC and Joinville Capital Management, LLC.

(4)

Includes 33,000 shares that Edward F. Ruttenberg has the right to obtain under stock options. Also includes 47,509 shares held by Edward F. Ruttenberg, 2,000 shares held jointly by Edward F. Ruttenberg and Sara Ruttenberg and 5,332 shares held by Rollform of Jamestown, Inc., a company in which Edward F. Ruttenberg and his immediate family own a 97% interest.

(5)	Includes 12,000 shares that Mr. Zaidins has the right to obtain under stock options.

(6)

Includes 644 shares held directly in Mr. Vanasek’s name and 121,508 shares held by VN Capital Management, LLC and Joinville Capital Management, LLC, of which Mr. Vanasek is a Principal, with respect to which Mr. Vanasek disclaims beneficial ownership except to the extent of his pecuniary interest, if any.

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

Based solely upon the Company’s review of the reports and representations provided to it by persons required to file reports under Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), the Company believes that all of the Section 16(a) filing requirements applicable to the Company’s reporting officers and directors were properly and timely satisfied during the fiscal year ended December 31, 2006.

ADDITIONAL INFORMATION

Stockholder Proposals for Next Annual Meeting

The Company currently intends to hold its next annual meeting in May of 2008. Subject to Rule 14a-8 of the Exchange Act, any stockholders who desire to submit a proposal (a “Rule 14a-8 Proposal”) for inclusion in the Company’s proxy statement may submit a Rule 14a-8 Proposal to us at our principal executive offices no later than a reasonable time before March 15, 2008, the date the Company currently expects to begin printing and mailing its proxy materials. Only those Rule 14a-8 Proposals that are timely received by us and are proper for stockholder action (and otherwise proper) will be included in our proxy materials.  Proposals received after this date will be included in our proxy materials or presented at the annual meeting only at the discretion of the Board of Directors.

Written requests for inclusion of any stockholder proposal should be addressed to Corporate Secretary, American Locker Group Incorporated, 815 South Main Street, Grapevine, Texas 76051. The Company suggests that any such proposal be sent by certified mail, return receipt requested.

The Board of Directors will consider any nominee recommended by stockholders for election at the annual meeting of the stockholders to be held following the fiscal year ending December 31, 2007 if that nomination is submitted in writing, in accordance with our Bylaws, to Corporate Secretary at the address in the preceding paragraph.

OTHER MATTERS

                At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting.  If any other business should come before the meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

                The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 is being mailed to all stockholders of record as of the Record Date concurrently with the mailing of this Proxy Statement.  The Annual Report on Form 10-K, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

                The Board of Directors invites you to attend the Annual Meeting in person.  Whether or not you expect to attend the Annual Meeting in person, please sign, date and return the enclosed proxy card promptly in the enclosed envelope, so that your shares will be represented at the Annual Meeting.

By Order of the Board of Directors,

Edward F. Ruttenberg
Chairman, Chief Executive Officer,
Chief Operating Officer and Treasurer
November 2, 2007

APPENDIX A

AMERICAN LOCKER GROUP INCORPORATED

Amended and Restated

Audit Committee Charter

Organization

This charter governs the operations of the Audit Committee. The Board of Directors shall appoint an Audit Committee (the “Committee”) of at least three members, consisting entirely of independent directors oldie Board, and shall designate one member as chairperson or delegate the authority to designate a chairperson to the Committee, For purposes hereof, members shall be considered independent as long as they satisfy all of the independence requirements for Board Members as set forth in the applicable stock exchange listing standards and Rule 10A-3 of the Exchange Act.

Each member of the Committee shall be financially literate, or become financially literate within a reasonable period of rime, and at least one member shall be an “audit committee financial expert,” as defined by SEC rules.

Members shall not serve on more than three public company audit committees simultaneously.

The Committee shall meet at least quarterly. The Committee shall meet separately and periodically with management, the personnel responsible for the internal audit function, and the independent auditor. The Committee shall report regularly to the Board of Directors with respect to its activities.

Purpose

The purpose of the Committee shall be to:

•             Provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: (i) the integrity of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent auditor’s qualifications and independence; (iv) and the performance of the Company’s internal audit function and independent auditors;

•             Prepare the Audit Committee report that SEC proxy rules require to be included in the Company’s annual proxy statement.

The Committee shall retain and compensate such outside legal, accounting, or other advisors, as it considers necessary in discharging its oversight role.

In fulfilling its purpose, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors, and management of the Company, and to determine that all parties are aware of their responsibilities.

Duties and Responsibilities

The Committee has the responsibilities and powers set forth in this Charter. Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, for the appropriateness of the accounting principles and reporting policies that are used by the Company and for implementing and maintaining internal control over financial reporting. The independent auditors are responsible for auditing the Company’s financial statements and internal control over financial reporting, and for reviewing the Company’s unaudited interim financial statements.

The Committee, in carrying our its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee will take appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal duties and responsibilities of the Committee: These are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

•        The Committee shall be directly responsible for the appointment, compensation, retention, and oversight of the work of the independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the listed issuer, and the independent auditors must report directly to the Committee.

•        At least annually, the Committee shall obtain and review a report by the independent auditors describing: (i) the firm’s internal quality control procedure; (ii) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Company (to assess the auditors’ independence).

•        After reviewing the foregoing report and the independent auditors’ work throughout the year, the Committee shall evaluate the auditors’ qualifications, performance and independence. Such evaluation should include the review and evaluation of the lead partner of the independent auditors and take into account the opinions of management and the Company’s personnel responsible for the internal audit function.

•        The Committee shall determine that the independent audit firm has a process in place to address the rotation of the lead audit partner and other audit partners serving the account as required under the SEC independence rules.

•        The Committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform non-audit services proscribed by law or regulation.  The Committee may delegate pre-approval authority to a member of the Audit Committee.  The decisions of any Committee member to whom pre-approval authority is delegated must be presented to the full Committee at its next scheduled meeting.

•      The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and budget or compensation.

•      The Committee shall regularly review with the independent auditors any audit problems or difficulties encountered during the course of the audit work, including any restrictions on the scope of the independent auditors’ activities or access to requested information, and management’s response. The Committee should review any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise); any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; and any “management” or “internal control” letter issued, or proposed to be issued, by the audit firm to the Company.

•      The Committee shall review and discuss the quarterly financial statements, including Management’s Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

•      The Committee shall review and discuss the annual audited financial statements, including Management’s Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent auditors prior to the filing of the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K). The Committee’s review of the financial statements shall include: (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the company’s selection or application of accounting principles, and major issues as to the adequacy of the company’s internal controls and any specific remedial actions adopted in light of material control deficiencies (ii) discussions with management and the independent auditors regarding significant financial reporting issues and judgments made in connection with the preparation of the financial statements and the reasonableness of those judgments; (iii) consideration of the effect of regulatory accounting initiatives, as well as off-balance sheet structures on the financial statements; (iv) consideration of the judgment of both management and the independent auditors about the quality, not just the acceptability of accounting principles; and (v) the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under professional standards.

•      The Committee shall receive and review a report from the independent auditors, prior to the filing of the Company’s Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), on all critical accounting policies and practices of the Company; all material alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, including the ramifications of the use of such alternative treatments and disclosures and the treatment preferred by the independent auditor; and other material written communications between the independent auditors and management.

•      The Committee shall review and approve all related party transactions.

•      The Committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

•      The Committee shall review management’s assessment of the effectiveness of internal control over financial reporting as of the end of the most recent fiscal year and the independent auditors’ report on management’s assessment.

•      The Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of internal control over financial reporting, including any significant deficiencies or material weaknesses identified by management of the Company in connection with its required quarterly certifications under Section 302 of the Sarbanes-Oxley Act. In addition, the Committee shall discuss with management, the internal auditors, and the independent auditors any significant changes in internal control over financial reporting that are disclosed, or considered for disclosures, in the Company’s periodic filings with the SEC.

•      The Committee shall review the Company’s compliance systems with respect to legal and regulatory requirements and review the Company’s code of conduct and programs to monitor compliance with such programs. The Committee shall receive corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

•      The Committee shall discuss the Company’s policies with respect to risk assessment and risk management, including the risk of fraud, The Committee also shall discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

•      The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•      The Committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and stock exchange listing standards.

•      The Committee shall determine the appropriate funding needed by the Committee for payment of: (1) compensation to the independent audit firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company; (2) compensation to any advisers employed by the Committee; and (3) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

•      The Committee shall perform an evaluation of its performance at least annually to determine whether it is functioning effectively.

•      The Committee shall review and reassess the charter at least annually and obtain the approval of the board of directors.

					Please Mark Here for Address Change or Comments	☐

SEE REVERSE SIDE

	FOR ALL NOMINEES (except as marked to the contrary to below) ☐	WITHHELD FROM ALL NOMINEES ☐
					FOR ☐	AGAINST ☐	ABSTAIN ☐
1.	The Board of Directors recommends a vote FOR the following as directors of the Company, to serve until the Annual Meeting of Stockholders following the 2007 fiscal year and until their successors shall be duly elected and qualified.		2.

The Board of Directors recommends a vote FOR ratification of the appointment of Travis, Wolff & Company, L.L.P. as the independent auditors for the Company for the fiscal year ending December 31, 2007.

This Proxy Card, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this Proxy will be voted FOR the proposals set forth above.

01 Edward F. Ruttenberg, 02 Craig R. Frank, 03 John E. Harris, 04 Mary A. Stanford, 05 James T. Vanasek, 06 Anthony B. Johnston and 07 Allen E. Tilley

	(INSTRUCTIONS: To withhold authority to vote for any nominee, write that nominee’s name in the space provided below.)			Please sign, date, and return this Proxy as promptly as possible in the envelope provided:

				Dated:			, 2007

Signature

Signature

Joint owners should each sign. Signature(s) should correspond with the name(s) printed on your American Locker Group Incorporated stock certificates. Attorneys, executors, administrators, and guardians should give full title. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

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PROXY

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF AMERICAN LOCKER GROUP INCORPORATED
for the December 6, 2007 Annual Meeting of Stockholders and any
postponement(s) or adjournment(s) thereof.

The undersigned hereby: (a) acknowledges receipt of the Notice of the Annual Meeting of the stockholders of American Locker Group Incorporated to be held on December 6, 2007 (the “Annual Meeting”), and the associated Proxy Statement; (b) appoints Edward F. Ruttenberg and Paul M. Zaidins, or either of them, as proxy, with the power to appoint a substitute; (c) authorizes each proxy to represent and vote, as designated below, all of the shares of Common Stock of the Company, held of record by the undersigned at the close of business on October 26, 2007, at the Annual Meeting and at any postponement(s) or adjournment(s) thereof; and (d) revokes any proxies previously given.

(continued and to be dated and signed on reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

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